UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

KALVISTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 999-0075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2022, Martin Edwards, M.D., announced his resignation from his position as the Chairman of the Board of Directors (the “Board”) and as a Class III director, member of the Compensation Committee of the Board (the “Compensation Committee”) and member of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) of KalVista Pharmaceuticals, Inc. (the “Company”), effective immediately. Dr. Edwards’ resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board approved the appointment of Brian J. G. Pereira, M.D., as Chairman of the Board, effective upon Dr. Edwards’ resignation.

Also on October 13, 2022, upon the recommendation of the Nominating and Corporate Governance Committee, the Board approved the appointment of Nancy Stuart as the Chair of the Nominating and Corporate Governance Committee and Patrick Treanor as a member of the Compensation Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 13, 2022, KalVista Pharmaceuticals, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (“Annual Meeting”) and the following proposals were adopted:

1.
Election of two Class I directors, T. Andrew Crockett and Brian J. G. Pereira (each to serve a three-year term, which will expire at the 2025 Annual Meeting of Stockholders or until such time as their respective successors have been duly elected and qualified):

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
T. Andrew Crockett	16,322,580	2,961,780	53	3,427,499
Brian J. G. Pereira	14,241,504	5,042,461	448	3,427,499
2.
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
22,711,705	8	199	0
3.
Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
17,693,866	1,588,884	1,663	3,427,499

Item 7.01 Regulation FD Disclosure.

On October 17, 2022, the Company issued a press release announcing the Board of Directors’ (the “Board”) appointment of Brian J. G. Pereira, M.D., as Chairman of the Board. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KalVista Pharmaceuticals, Inc.

Date:	October 17, 2022	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko Chief Business Officer and Chief Financial Officer